EXHIBIT 10.1

SUN LIFE FINANCIAL GLOBAL FUNDING, L.P.

TERMS AGREEMENT

June 3, 2005

Sun Life Financial Global Funding, L.P.,

c/o Sun Life Assurance Company of Canada (U.S.)

Office of General Counsel

One Sun Life Executive Park

Wellesley Hills, MA 02481

Attention: General Counsel
Telecopy No.: (781) 237-6030

Re: Purchase Agreement dated November 11, 2004 (the "Purchase Agreement")

Part I - Purchase of Notes

We agree to purchase your Notes having the following terms:

Principal Amount: $600,000,000

Interest Rate or Formula:

Interest Rate Basis: (1) for Interest Reset Periods (as defined in Pricing Supplement No. 1 dated June 3, 2005) beginning on April 6th and on July 6th of each year beginning April 6, 2006, LIBOR with Index Maturity of three months; (2) for Interest Reset Periods beginning on October 6th of each year beginning October 6, 2005, the rate linearly interpolated between LIBOR with Index Maturity of two months and LIBOR with Index Maturity of three months based on the actual number of days in such Interest Reset Period; and (3) for Interest Reset Periods beginning on December 31st of each year beginning December 31, 2005, the rate linearly interpolated between LIBOR with Index Maturity of three months and LIBOR with Index Maturity of four months based on the actual number of days in such Interest Reset Period.

Index Maturity: As provided under "Interest Rate Basis" and "Initial Interest Rate".

Spread and/or Spread Multiplier, if any: 0.25%.

Initial Interest Rate: The rate as determined by the linear interpolation between LIBOR with Index Maturity of three months and LIBOR with Index Maturity of four months based on 118 days in the initial interest period as determined on June 8, 2005, plus the Spread.

Interest Reset Dates: In respect of the Notes, the Interest Reset Date will be the 6th day of April, July and October, and the 31st day of December of each year, commencing October 6, 2005 to but excluding the Stated Maturity Date of such Note. If such day is not a Business Day (as defined in Pricing Supplement No. 1 dated June 3, 2005), such Interest Reset Date will be the next succeeding day that is a Business Day, unless the succeeding Business Day is in the next calendar month, in which case the Interest Reset Date will be the immediately preceding Business Day.

Interest Determination Dates: The second London Banking Day (as defined in Pricing Supplement No. 1 dated June 3, 2005) immediately preceding the applicable Interest Reset Date.

Interest Payment Dates: In respect of the Notes, the Interest Payment Date will be the 6th day of April, July and October, and the 31st day of December of each year, commencing October 6, 2005, provided that the final Interest Payment Date shall be the Stated Maturity Date of such Note. If such day is not a Business Day, such Interest Payment Date will be the next succeeding day that is a Business Day, unless the succeeding Business Day is in the next calendar month, in which case the Interest Reset Date will be the immediately preceding Business Day.

Day Count Convention: Actual/360, Modified Following

Calculation Agent: JPMorgan Chase Bank, N.A.

Original Issue Date: June 10, 2005

Stated Maturity Date: July 6, 2010

Authorized Denomination: A minimum denomination of $250,000 and integral multiples of $1,000 in excess thereof.

Purchase Price: 100.00%, plus accrued interest, if any, from the Settlement Date, provided that in connection with the offering of the Notes, the Company will make an Expense Capital Contribution to the Issuer in an amount equal to the underwriting discounts and commissions of the Initial Purchasers ($2,100,000) and the other expenses of the Initial Purchasers and other service providers relating to the issuance and maintenance of the Notes incurred as of the Issue Date and the Issuer will pay any Issuance and Maintenance Expenses directly to the Initial Purchasers and such other service providers.

Price to Public: 100.00%, plus accrued interest, if any, from the Settlement Date.

Settlement Date: June 10, 2005.

Additional/Other Terms: As set forth in Pricing Supplement No. 1, dated June 3, 2005, to the Amended and Restated Offering Memorandum dated May 11, 2005.

We agree to purchase, severally and not jointly, the principal amount of Sun Life Financial Global Funding, L.P. Series 2005-1 Notes set forth below opposite our names:

Name	Principal Amount of
Notes

Citigroup Global Markets, Inc.	$270,000,000
Morgan Stanley & Co. Incorporated	$270,000,000
Banc of America Securities LLC	$12,000,000
Credit Suisse First Boston LLC	$12,000,000
J.P. Morgan Securities Inc.	$12,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$12,000,000
RBC Capital Markets Corporation	$12,000,000

Total	$600,000,000

In connection with the purchase of Notes from the Issuer by one or more Initial Purchasers as principal, the Initial Purchasers require the following items to be delivered as of the Settlement Date:

☑ Legal Opinion of in-house counsel for the Company pursuant to Section 6(c)(i) of the Purchase Agreement.

☑ Legal Opinion of in-house counsel for the Issuer pursuant to Section 6(c)(ii) of the Purchase Agreement.

☑ Legal Opinion of in-house counsel for the LLC pursuant to Section 6(c)(iii) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain corporate matters pursuant to Section 6(c)(iv) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain U.S. federal income tax matters pursuant to Section 6(c)(v) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain security interest matters pursuant to Section 6(c)(vi) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain bankruptcy law matters pursuant to Section 6(c)(vii) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning enforceability of the secured guarantee pursuant to Section 6(c)(viii) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Initial Purchasers pursuant to Section 6(c)(ix) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning priority of funding agreement under Delaware law pursuant to Section 6(c)(x) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain Delaware corporate law matters pursuant to Section 6(c)(xi) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain Delaware common law security interest matters pursuant to Section 6(c)(xii) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain UCC matters pursuant to Section 6(c)(xiii) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain Canadian tax matters pursuant to Section 6(c)(xiv) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning the absence of Canadian withholding taxes pursuant to Section 6(c)(xv) of the Purchase Agreement.

☑ Legal Opinion of counsel for the Indenture Parties and the Company concerning certain matters relating to Nova Scotia law pursuant to Section 6(c)(xvi) of the Purchase Agreement.

☑ Opinion of tax advisor for the Issuer concerning certain Canadian tax matters pursuant to Section 6(c)(xvii) of the Purchase Agreement.

☑ Officer's Certificate of the Issuer pursuant to Section 6(d) of the Purchase Agreement.

☑ Officer's Certificate of the ULC pursuant to Section 6(d) of the Purchase Agreement..

☑ Officer's Certificate of the LLC pursuant to Section 6(d) of the Purchase Agreement.

☑ Officer's Certificate of the Company pursuant to Section 6(e) of the Purchase Agreement.

☑ Letter of Accountants to the Company pursuant to Section 6(f) of the Purchase Agreement.

At the Settlement Date, the Notes will be rated Aa3 (stable) by Moody's Investors Service, Inc. and AA+ (stable) by Standard & Poor's Rating Service.

Part II - Issuance Expenses

On or prior to the Original Issue Date set forth above, the Initial Limited Partner shall make an Expense Capital Contribution to the Issuer and the Issuer shall pay a portion of such Expense Capital Contribution, as Issuance Expenses to the Initial Purchasers as follows:

Initial Purchasers' Discounts and Commissions	$2,100,000

Part III - Series Collateral

(A). Issuer Collateral. On the Original Issue Date set forth above, the ULC will issue to the Issuer, and the Issuer will pay for 600,000 Series 2005-1 Preferred ULC Shares (the "Designated Preferred ULC Shares") for the consideration listed below. Such Designated Preferred ULC Shares and the Pledged ULC Dividends on such Designated Preferred ULC Shares will compose part of the Issuer Collateral upon the grant of a security interest in such Issuer Collateral by the Issuer to the Indenture Trustee:

Series 2005-1 Preferred ULC Shares issued by the ULC.

Consideration: $600,000,000

(B). ULC Collateral. On the Original Issue Date set forth above, the LLC will issue to the ULC, and the ULC shall pay for 600,000 Series 2005-1 Preferred LLC Shares (the "Designated Preferred LLC Shares") for the consideration listed below. Such Designated Preferred LLC Shares and the Pledged LLC Dividends on such Designated Preferred LLC Shares will compose part of the ULC Collateral upon the grant of a security interest in such ULC Collateral by the ULC to the Indenture Trustee:

Series 2005-1 Preferred LLC Share issued by the LLC.

Consideration: $600,000,000

Part IV - Secured Guarantee Collateral

On the Original Issue Date set forth above, the Company will issue to the LLC a funding agreement (the "Designated Funding Agreement"), containing the following terms, and such Designated Funding Agreement will compose part of the Designated Secured Guarantee Collateral upon the pledge and collateral assignment of and the grant of a security interest in, the Funding Agreement by the LLC to the Indenture Trustee:

Funding Agreement to be issued by the Company effective as of the Original Issue Date.

Net Deposit Amount:	$600,000,000
Deposit Amount:	$600,000,000
Effective Date:	June 10, 2005
Interest Rate:	As described under Part I of this document.
Business Day Convention:	Modified Following
Additional/Other Terms:

Part V- Swap Agreements

(A). LLC Swap Agreement. On the Original Issue Date set forth above, the LLC and the Company will enter into an LLC Swap Confirmation as described in the Offering Memorandum dated May 11, 2005.

(B). Issuer Swap Agreement. On the Original Issue Date set forth above, the Issuer and the Swap Counterparty will enter into an LP Swap Confirmation as described in the Offering Memorandum dated May 11, 2005.

Part VI- General

Capitalized terms not otherwise defined herein have the meaning set forth in the Purchase Agreement.

Capitalized terms used in Part III describing the Designated Preferred ULC Shares, the Pledged ULC Dividends, the Issuer Collateral, the Designated Preferred LLC Shares, the Pledged LLC Dividends and the ULC Collateral and in Part IV describing the Secured Guarantee Collateral have the meaning set forth in the Indenture and the applicable Series Indenture, and capitalized terms describing the Designated Funding Agreement have the meaning set forth therein.

The provisions of the Purchase Agreement, including all representations and warranties provided therein, and the related definitions (unless otherwise specified herein) are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein as of the date hereof.

Each undersigned Initial Purchaser, severally and not jointly, represents and warrants, as of the date hereof and as of the Settlement Date, that such Initial Purchaser is a Qualified Institutional Buyer and a Qualified Purchaser.

Each undersigned Initial Purchaser hereby certifies that, as of the date hereof and as of the Settlement Date, such Initial Purchaser has anti-money laundering policies and procedures in place in accordance with the requirements imposed by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), Pub. L, 107-56, 115 Stat. 380 (October 26, 2001), or any rules or regulations promulgated thereunder, and the Foreign Assets Control Regulations issued by the Office of Foreign Assets Control of the United States Department of the Treasury (31 CFR Part 500), in each case to the extent applicable to such Initial Purchaser. Each undersigned Initial Purchaser also certifies that, as of the date hereof and as of the Settlement Date, such Initial Purchaser has implemented an anti-money laundering compliance program pursuant to NASD Rule 3011.

*** SIGNATURE PAGES FOLLOW ***

CITIGROUP GLOBAL MARKETS INC.

MORGAN STANLEY & CO.

INCORPORATED

BANC OF AMERICA SECURITIES LLC

CREDIT SUISSE FIRST BOSTON LLC

J.P.MORGAN SECURITIES INC.

MERRILL LYNCH, PIERCE, FENNER

& SMITH INCORPORATED

RBC CAPITAL MARKETS

CORPORATION

On behalf of themselves and the other Initial Purchasers named herein

BY: CITIGROUP GLOBAL MARKETS INC.

By:
Name:

Title:

Date:

BY: MORGAN STANLEY & CO. INCORPORATED

By:
Name:

Title:

Date:

Acknowledged and Accepted this 3rd day of June, 2005 SUN LIFE FINANCIAL GLOBAL FUNDING, L.P. By: ________________________ Name: Title: By: ________________________ Name: Title:
Acknowledged and Accepted (with respect to Part III) this 3rd day of June, 2005 SUN LIFE FINANCIAL GLOBAL FUNDING, U.L.C. By: Name: Title: By: ________________________ Name: Title:

Acknowledged and Accepted (with respect to Part III.B, Part IV and Part V.A) this 3rd day of June, 2005

SUN LIFE FINANCIAL GLOBAL FUNDING, L.L.C.

By:
Name:
Title:

By: ________________________
Name:
Title:

Acknowledged and Accepted (with respect to Part IV and Part V.A) this 3rd day of June, 2005 SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.) By: Name: Title: By: ________________________ Name: Title: